                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-102601, 333-89892, 333-54836, 333-44626, 333-39366 and 333-112912 of
AsiaInfo Holdings, Inc. on Form S-8 of our report dated January 20, 2004, appearing in this Annual Report on Form 10-K of AsiaInfo Holdings, Inc. for the year ended December 31, 2003.

/s/ Deloitte Touche Tohmatsu
------------------------------
Deloitte Touche Tohmatsu
Hong Kong
March 15, 2004